MEDIA RELEASE
Exhibit 99.1
Rocket Lab Announces Third Quarter 2026 Financial Results: Posts Record Revenue, $1.2 Billion or 52% Sequential Quarterly Backlog Growth, Positive GAAP Operating Cash Flow, and Guides to Record Revenue and Gross Margin Expansion in Q4 2026
Long Beach, California. November 9, 2026 – Rocket Lab Corporation (Nasdaq: RKLB), a global leader in launch services and space systems, today shared the financial results for fiscal third quarter ended September 30, 2026.

Rocket Lab founder and CEO, Sir Peter Beck, says: “Q3 2026 was a defining quarter for Rocket Lab. We delivered a record $268 million in revenue ($34 million higher than Q2 2026) alongside a record backlog which has grown to $3.57 billion. Nearly $1 billion of that backlog comes from new launch contracts, signed in Q3 2026 alone, as well as $470 million signed for Space Systems. Our end-to-end space strategy is delivering exactly as designed: the world's most critical and ambitious missions increasingly rely on Rocket Lab for launch, spacecraft, and components, sometimes all on a single mission, and every part of our business is growing as a result.”

Highlights for the Third Quarter 2026, plus business updates since September 30, 2026.
•Record quarterly revenue of $268 million, a 73% increase year-on-year.
•Record backlog of approximately $3.6 billion, a 52% increase since end of Q2 2026.
•Positive GAAP operating cash flow of $7.2M.
•Approximately $1 billion in new launch contracts signed across Electron, HASTE, and Neutron, bringing Rocket Lab’s total launch backlog to 117 launches: a new record.
•Secured over $515M in Neutron launch contracts from constellation operators in Q3, growing the rocket’s backlog to 16 missions ahead of its debut and lifting the base launch price to $70 million for several of these missions as industry launch capacity tightens. With first launch now targeted for no earlier than 2027, critical milestones continue to be achieved across assembly, integration, testing, and delivery of first flight hardware to Launch Complex 3.
•Twelve Rocket Lab-built spacecraft successfully launched to orbit and now operating, including eight satellite platforms for Globalstar’s direct-to-device communications constellation, twin spacecraft conducting Mars science for NASA, the responsive space VICTUS HAZE mission for the United States Space Force, and a single spacecraft for Viasat’s NASA Communications Services Depot.
•More than 55 spacecraft now in development and build across Rocket Lab’s production complexes, including spacecraft for NASA, the Space Development Agency, USSF, and commercial constellation operators.
•Fully funded Rocket Lab’s pending acquisition of Iridium Communications through a completed ATM equity offering and received approval by Iridium lenders to maintain Iridium’s credit facility post-transaction, and obtained overwhelming approval from Iridium shareholders in favor of the acquisition.

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Fourth Quarter 2026 Guidance
For the fourth quarter of 2026, Rocket Lab expects:
•Revenue between $270 million and $290 million.
•GAAP Gross Margins between 34% and 36%.
•Non-GAAP Gross Margins between 39% and 41%.
•GAAP Operating Expenses between $162 million and $168 million.
•Non-GAAP Operating Expenses between $136 million and $142 million.
•Interest Income net $45 million.
•Adjusted EBITDA loss of between $14 million and $20 million.
•Basic Weighted Average Common Shares Outstanding of 681 million, including approximately 41 million of Series A Convertible Participating Preferred Shares.
See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA expectations for Q4 2026 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $17 million to $19 million in Q4 2026.
Conference Call Information
Rocket Lab will host a conference call for investors at 2 p.m. PT (5 p.m. ET) today to discuss these business highlights and financial results for our third quarter, other updates, and to provide our outlook for the fourth quarter 2026.
The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabcorp.com/
Rocket Lab Investor Relations Contact
Patrick Vorenkamp
investors@rocketlabusa.com
Rocket Lab Media Contact
Murielle Baker
media@rocketlabusa.com
About Rocket Lab
Rocket Lab (Nasdaq: RKLB) is an end-to-end space company delivering rockets, satellites, and spacecraft components for commercial, government, and defense missions. Driven by its industry-leading small-lift rockets Electron and HASTE and its upcoming reusable Neutron medium-lift rocket, Rocket Lab delivers reliable and responsive launch for the world’s most important missions from constellation deployment to missile defense. Rocket Lab’s satellites and components have powered more than 1,700 missions in Earth orbit, as well as deep-space exploration of the Moon, Mars, and beyond. Learn more at www.rocketlabcorp.com.
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Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our expectations of financial results for the fourth quarter of 2026, launch and space systems operations, launch schedule and window, safe and repeatable access to space, Neutron development and anticipated timeline to launch, operational expansion, business strategy, our backlog, revenue momentum, and contract activity; and the anticipated benefits or impacts of our pending acquisition of Iridium Communications are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.investors.rocketlabcorp.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
Use of Non-GAAP Financial Measures
We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. The following definitions are provided:
Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.
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Other Non-GAAP Financial Measures
Non-GAAP gross profit, gross margin, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025
(unaudited; in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues:
Product revenues	$197,487	$104,042	$506,322	$277,571
Service revenues	70,347	51,038	195,926	144,576
Total revenues	267,834	155,080	702,248	422,147
Cost of revenues:
Cost of product revenues	133,077	72,841	331,600	188,402
Cost of service revenues	44,686	24,925	119,508	94,796
Total cost of revenues	177,763	97,766	451,108	283,198
Gross profit	90,071	57,314	251,140	138,949
Operating expenses:
Research and development, net	98,388	70,694	261,330	191,937
Selling, general and administrative	70,872	45,589	182,482	124,808
Total operating expenses	169,260	116,283	443,812	316,745
Operating loss	(79,189)	(58,969)	(192,672)	(177,796)
Other income (expense):
Interest expense	(323)	(7,285)	(2,178)	(21,470)
Interest income	28,627	6,695	55,262	15,923
Gain (loss) on foreign exchange	473	388	(1,325)	(235)
Loss on extinguishment of debt	(27,259)	—	(27,259)	—
Other income (expense), net	1,497	(177)	1,253	(675)
Total other income (expense), net	3,015	(379)	25,753	(6,457)
Loss before income taxes	(76,174)	(59,348)	(166,919)	(184,253)
(Provision) benefit for income taxes	(3,503)	41,091	(7,038)	38,966
Net loss	$(79,677)	$(18,257)	$(173,957)	$(145,287)
Net loss per share attributable to Rocket Lab Corporation:
Basic and diluted	$(0.12)	$(0.03)	$(0.28)	$(0.28)
Weighted-average common shares outstanding:
Basic and diluted	652,263,684	528,725,980	629,298,251	516,560,266
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2026 AND DECEMBER 31, 2025
(unaudited; in thousands, except share and per share values)

	September 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$4,447,665	$828,660
Marketable securities, current	160,290	187,917
Accounts receivable, net	118,311	39,001
Contract assets	124,361	61,606
Inventories	280,885	158,407
Prepaids and other current assets	121,413	89,953
Total current assets	5,252,925	1,365,544
Non-current assets:
Property, plant and equipment, net	410,083	319,473
Intangible assets, net	307,849	224,746
Goodwill	301,420	205,750
Right-of-use assets - operating leases	112,449	90,371
Right-of-use assets - finance leases	12,155	13,895
Marketable securities, non-current	95,894	82,247
Restricted cash	8,414	4,885
Deferred income tax assets, net	2,009	1,895
Other non-current assets	65,509	15,672
Total assets	$6,568,707	$2,324,478
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$85,150	$72,699
Accrued expenses	19,285	19,299
Employee benefits payable	45,068	25,803
Contract liabilities	423,580	195,438
Other current liabilities	41,035	21,237
Total current liabilities	614,118	334,476
Non-current liabilities:
Convertible senior notes, net	1,289	152,395
Long-term borrowings, net	1,716	1,716
Non-current operating lease liabilities	102,905	85,191
Non-current finance lease liabilities	14,374	14,653
Deferred income tax liabilities	10,399	1,241
Other non-current liabilities	21,336	12,952
Total liabilities	766,137	602,624
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Preferred stock, $0.0001 par value; authorized shares: 100,000,000; issued and outstanding shares: 40,951,250 and 45,951,250 at September 30, 2026 and December 31, 2025, respectively	4	5
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued shares: 680,114,963 and 589,525,802 at September 30, 2026 and December 31, 2025, respectively; outstanding shares: 639,163,713 and 543,574,552 at September 30, 2026 and December 31, 2025, respectively	64	54
Treasury stock, at cost; shares: 40,951,250 and 45,951,250 at September 30, 2026 and December 31, 2025, respectively	—	—
Additional paid-in capital	6,998,701	2,735,669
Accumulated deficit	(1,185,867)	(1,011,910)
Accumulated other comprehensive loss	(10,332)	(1,964)
Total stockholders’ equity	5,802,570	1,721,854
Total liabilities and stockholders’ equity	$6,568,707	$2,324,478
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025
(unaudited; in thousands)

	For the Nine Months Ended September 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(173,957)	$(145,287)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	57,651	29,191
Stock-based compensation expense	66,001	52,894
(Gain) loss on disposal of assets	(369)	2,356
Loss on equity securities	882	—
Loss on extinguishment of debt	27,259	—
Lower of cost or market inventory valuation adjustments	7,462	—
Amortization of inventory step-up	399	—
Amortization of debt issuance costs and discount	189	2,551
Noncash lease expense	9,863	5,975
Change in the fair value of contingent consideration	(2,058)	—
Accretion of marketable securities purchased at a discount	(1,278)	(1,599)
Deferred income taxes	514	(33,049)
Changes in operating assets and liabilities:
Accounts receivable, net	(68,468)	(19,442)
Contract assets	(60,769)	12,608
Inventories	(83,731)	(25,567)
Prepaids and other current assets	(20,501)	(17,455)
Other non-current assets	(48,622)	10,132
Trade payables	6,892	(1,634)
Accrued expenses	(280)	2,671
Employee benefits payable	11,875	43,417
Contract liabilities	144,485	(9,187)
Other current liabilities	9,859	(1,358)
Non-current lease liabilities	(10,775)	(8,269)
Other non-current liabilities	223	62
Net cash used in operating activities	(127,254)	(100,990)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(84,185)	(106,631)
Proceeds on disposal of assets	715	397
Cash paid for business combinations, net of acquired cash	(44,271)	(132,441)
Purchases of marketable securities	(221,667)	(187,780)
Maturities of marketable securities	235,515	179,822
Sale of marketable securities	—	3,383
Net cash used in investing activities	(113,893)	(243,250)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from ATM Equity Offerings	3,911,859	865,453
Issuance costs related to ATM Equity Offerings	(36,695)	(20,134)
Proceeds from the exercise of stock options	1,778	2,539
Proceeds from Employee Stock Purchase Plan	13,605	7,751
Proceeds from sale of employees’ restricted stock units to cover taxes	190,665	80,659
Minimum tax withholding paid on behalf of employees for restricted stock units	(189,835)	(65,672)
Proceeds from secured term loans	—	26,716
Repayments on secured term loan	—	(15,103)
Payment of debt issuance and extinguishment costs	(27,259)	(278)
Finance lease principal payments	(232)	(197)
Net cash provided by financing activities	3,863,886	881,734
Effect of exchange rate changes on cash and cash equivalents	(205)	(86)
Net increase in cash and cash equivalents and restricted cash	3,622,534	537,408
Cash and cash equivalents, and restricted cash, beginning of period	833,545	275,302
Cash and cash equivalents, and restricted cash, end of period	$4,456,079	$812,710
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ROCKET LAB CORPORATION AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2026 AND 2025
(unaudited; in thousands)
The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
NET LOSS	$(79,677)	$(18,257)	$(173,957)	$(145,287)
Depreciation	9,550	6,490	27,236	18,061
Amortization	12,168	5,236	30,415	11,130
Stock-based compensation expense	18,324	15,727	66,001	52,894
Transaction costs	21,340	5,118	31,584	11,504
Interest expense	323	7,285	2,178	21,470
Interest income	(28,627)	(6,695)	(55,262)	(15,923)
Change in fair value of contingent consideration	(2,444)	—	(2,058)	—
Amortization of inventory step-up	216	—	399	—
Provision (benefit) for income taxes	3,503	(41,091)	7,038	(38,966)
(Gain) loss on foreign exchange	(473)	(388)	1,325	235
Loss on equity securities	882	—	882	—
Accretion of marketable securities and cash equivalents purchased at a discount	(425)	(553)	(1,302)	(1,810)
Loss (gain) on disposal of assets	34	853	(369)	2,356
Employee retention credit	—	—	—	515
Loss on extinguishment of debt	27,259	—	27,259	—
ADJUSTED EBITDA	$(18,047)	$(26,275)	$(38,631)	$(83,821)
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	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
GAAP Gross profit	$90,071	$57,314	$251,140	$138,949
Stock-based compensation	4,773	3,539	13,369	12,351
Amortization of purchased intangibles and favorable lease	7,692	4,126	20,970	7,772
Amortization of inventory step-up	216	—	399	—
Employee retention credit	—	—	—	278
Non-GAAP Gross profit	$102,752	$64,979	$285,878	$159,350
Non-GAAP Gross margin	38.4%	41.9%	40.7%	37.7%

GAAP Research and development, net	$98,388	$70,694	$261,330	$191,937
Stock-based compensation	(5,645)	(5,588)	(18,425)	(16,055)
Amortization of purchased intangibles and favorable lease	—	—	—	(329)
Employee retention credit	—	—	—	(88)
Non-GAAP Research and development, net	$92,743	$65,106	$242,905	$175,465

GAAP Selling, general and administrative	$70,872	$45,589	$182,482	$124,808
Stock-based compensation	(7,906)	(6,600)	(34,207)	(24,488)
Amortization of purchased intangibles and favorable lease	(4,192)	(846)	(8,599)	(2,250)
Transaction costs	(21,340)	(5,118)	(31,584)	(11,504)
Employee retention credit	—	—	—	(149)
Non-GAAP Selling, general and administrative	$37,434	$33,025	$108,092	$86,417

GAAP Operating expenses	$169,260	$116,283	$443,812	$316,745
Stock-based compensation	(13,551)	(12,188)	(52,632)	(40,543)
Amortization of purchased intangibles and favorable lease	(4,192)	(846)	(8,599)	(2,579)
Transaction costs	(21,340)	(5,118)	(31,584)	(11,504)
Employee retention credit	—	—	—	(237)
Non-GAAP Operating expenses	$130,177	$98,131	$350,997	$261,882

GAAP Operating loss	$(79,189)	$(58,969)	$(192,672)	$(177,796)
Total non-GAAP adjustments	51,764	25,817	127,553	75,264
Non-GAAP Operating loss	$(27,425)	$(33,152)	$(65,119)	$(102,532)

GAAP Total other income (expense), net	$3,015	$(379)	$25,753	$(6,457)
(Gain) loss on foreign exchange	(473)	(388)	1,325	235
Loss on equity securities	882	—	882	—
Loss (gain) on disposal of assets	34	853	(369)	2,356
Loss on extinguishment of debt	27,259	—	27,259	—
Change in fair value of contingent consideration	(2,444)	—	(2,058)	—
Non-GAAP Total other income (expense), net	$28,273	$86	$52,792	$(3,866)
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